UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2015

T.A.G. ACQUISITIONS LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-55226	47-1363493
(State of Incorporation)	(Commission File Number)	(IRS Employer Number)

130 East Route 59 Suite #6
Spring Valley, New York 10977

(Address of principal executive offices)

845-517-3673

(Registrant’s telephone number, including area code)

 Prepared By:

Attn: Michael K. Wheeler, Esq.,

18 East 41st street 14th floor

New York NY, 10017

www.JSBarkats.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 17, 2015, T.A.G. Acquisitions Ltd., a Delaware company (the “Registrant”), and Waydell 32-38 LLC (“Waydell”) entered into a securities purchase agreement whereby the Registrant acquired one hundred percent (100%) of Waydell in exchange for three hundred thousand (300,000) shares of common stock, par value of $0.0001 per share of the Registrant. Waydell is a real estate holding company that owns real property at 32-38 Waydell Street, Newark, New Jersey 07105.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated August 17, 2015 between T.A.G. Acquisitions Ltd. and Waydell 32-38 LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

T.A.G. ACQUISITIONS LTD.

Date: August 18, 2015	By:	/s/ Chester Maisels
Name: Chester Maisels
Title: President, Secretary and Treasurer